                                                                    Exhibit 99.1

                             Joint Filer Information

        This Statement on Form 4 is filed jointly by Carlyle Asia Growth
Partners IV, L.P., CAGP IV Co-Investment, L.P., CAGP IV General Partner, L.P.,
CAGP IV Ltd., TC Group Cayman Investment Holdings, L.P., TCG Holdings Cayman II,
L.P., and DBD Cayman, Ltd. (collectively, the "Reporting Persons"). The principal business address of each of the Reporting Persons is c/o The Carlyle
Group, 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, D.C.
20004-2505.

Name of Designated Filer:  CAGP IV GENERAL PARTNER, L.P.
Date of Event Requiring Statement:  February 19, 2010
Issuer Name and Ticker or Trading Symbol:  CHINA AGRITECH, INC. (CAGC)

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of
February 23, 2010.

CARLYLE OFFSHORE PARTNERS II, LIMITED

By:     /s/ Daniel A. D'Aniello
        -----------------------
        Name: Daniel A. D'Aniello
        Title: Director

DBD CAYMAN, LTD.

By:     /s/ Daniel A. D'Aniello
        -----------------------
        Name: Daniel A. D'Aniello
        Title: Director

TCG HOLDINGS CAYMAN II, L.P.
By:     DBD CAYMAN, LTD., as its general partner

By:     /s/ Daniel A. D'Aniello
        -----------------------
        Name: Daniel A. D'Aniello
        Title: Director

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By:     TCG HOLDINGS CAYMAN II, L.P., as its general partner
By:     DBD CAYMAN, LTD., as its general partner

By:     /s/ Daniel A. D'Aniello
        -----------------------
        Name: Daniel A. D'Aniello
        Title: Director

CAGP IV LTD.

By:     /s/ Daniel A. D'Aniello
        -----------------------
        Name: Daniel A. D'Aniello
        Title: Director

CAGP IV GENERAL PARTNER, L.P.
By:     CAGP IV LTD., as its general partner

By:     /s/ Daniel A. D'Aniello
        -----------------------
        Name: Daniel A. D'Aniello
        Title: Director

CARLYLE ASIA GROWTH PARTNERS IV, L.P.
By:     CAGP IV General Partner, L.P., as its general partner
By:     CAGP IV LTD., as its general partner

By:     /s/ Daniel A. D'Aniello
        -----------------------
        Name: Daniel A. D'Aniello
        Title: Director

CAGP IV CO-INVESTMENT, L.P.
By:     CAGP IV General Partner, L.P., as its general partner
By:     CAGP IV LTD., as its general partner

By:     /s/ Daniel A. D'Aniello
        -----------------------
        Name: Daniel A. D'Aniello
        Title: Director